Exhibit 3.1

Certificate of Correction

1. The name of the entity for which correction is being made:

LIVEDEAL, INC.

2. Description of the original document for which correction is being made:

AMENDED AND RESTATED ARTICLES OF INCORPORATION

3. Filing date of the original document for which correction is being made: APRIL 13, 2004

4. Description of the inaccuracy or defect:

Section 3.4(a)(i) incorrectly states that there will be a “payment by the holder of $.045 per converted share.” and Section 3.4(a)(ii)(1) incorrectly states “payment by certified or bank check for $.045 per converted share;...” In both instances the correct number as listed in the Certificate of Designation filed with the Secretary of State on June 28, 2002 is $.45 per converted share.

5. Correction of the inaccuracy or defect.

See Exhibit A attached hereto for the correction of the inaccuracy or defect.

The payment price for each converted share is corrected from $.045 to $.45 wherever the error occurs in the affected document.

6. Signature:

/s/ Rajeev Seshadri	CFO	03-31-2009
Authorized Signature	Title*	Date

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EXHIBIT A TO

CERTIFICATE OF CORRECTION OF

LIVEDEAL, INC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

FILED BY THE NEVADA SECRETARY OF STATE ON APRIL 13, 2004

5. Correction of the inaccuracy or defect.

Section 3.4(a)(i) is amended in its entirety to read as follows:

“(i) Conversion. The record Holder of the Series E Convertible Preferred Stock shall be entitled, after two years from the initial issuance of the Series E Convertible Preferred Stock and from time to time thereafter, at the office of the Corporation or any transfer agent for the Series E Convertible Preferred Stock, to convert all or portions of the Series E Convertible Preferred Stock held by such Holder, on a one for one basis into shares of the Common Stock, together with payment by the holder of $.45 per converted share.”

The first sentence of Section 3.4(a)(ii)(1) is amended in its entirety to read as follows:

(1) In order to convert Series E Convertible Preferred Stock into full shares of Common Stock, the holder shall (i) transmit a facsimile copy of the fully executed notice of conversion in the form provided by the Corporation (“Notice of Conversion”) to the Corporation, which notice shall specify the number of shares of Series E Convertible Preferred Stock to be converted, prior to midnight, New York City time (the “Conversion Notice Deadline”), on the date of conversion specified on the Notice of Conversion, and (ii) promptly surrender the original certificate or certificates therefor, duly endorsed, and deliver the original Notice of Conversion by either overnight courier or 2-day courier to the office of the Corporation or of any transfer agent for the Series E Convertible Preferred Stock, together with payment by certified or bank check for $.45 per converted share; provided, however, that the Corporation shall not be obligated to issue certificates evidencing such Series E Convertible Preferred Stock unless either the certificates evidencing such Series E Convertible Preferred Stock are delivered to the Corporation or its transfer agent as provided for above or the Holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed.”

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Certificate of Correction

1. The name of the entity for which correction is being made:

LIVEDEAL, INC.

2. Description of the original document for which correction is being made:

RESTATED ARTICLES OF INCORPORATION

3. Filing date of the original document for which correction is being made: DECEMBER 12, 2006

4. Description of the inaccuracy or defect:

Section 3.4(a)(i) incorrectly states that there will be a “payment by the holder of $.045 per converted share.” and Section 3.4(a)(ii)(1) incorrectly states “payment by certified or bank check for $.045 per converted share;...” In both instances the correct number as listed in the Certificate of Designation filed with the Secretary of State on June 28, 2002 is $.45 per converted share.

5. Correction of the inaccuracy or defect.

See Exhibit A attached hereto for the correction of the inaccuracy or defect.

The payment price for each converted share is corrected from $.045 to $.45 wherever the error occurs in the affected document.

6. Signature:

/s/ Rajeev Seshadri	CFO	03-31-2009
Authorized Signature	Title*	Date

3

EXHIBIT A TO

CERTIFICATE OF CORRECTION OF

LIVEDEAL, INC.

RESTATED ARTICLES OF INCORPORATION

FILED BY THE NEVADA SECRETARY OF STATE ON DECEMBER 12, 2006

5. Correction of the inaccuracy or defect.

Section 3.4(a)(i) is amended in its entirety to read as follows:

“(i) Conversion. The record Holder of the Series E Convertible Preferred Stock shall be entitled, after two years from the initial issuance of the Series E Convertible Preferred Stock and from time to time thereafter, at the office of the Corporation or any transfer agent for the Series E Convertible Preferred Stock, to convert all or portions of the Series E Convertible Preferred Stock held by such Holder, on a one for one basis into shares of the Common Stock, together with payment by the holder of $.45 per converted share.”

The first sentence of Section 3.4(a)(ii)(1) is amended in its entirety to read as follows:

(1) In order to convert Series E Convertible Preferred Stock into full shares of Common Stock, the holder shall (i) transmit a facsimile copy of the fully executed notice of conversion in the form provided by the Corporation (“Notice of Conversion”) to the Corporation, which notice shall specify the number of shares of Series E Convertible Preferred Stock to be converted, prior to midnight, New York City time (the “Conversion Notice Deadline”), on the date of conversion specified on the Notice of Conversion, and (ii) promptly surrender the original certificate or certificates therefor, duly endorsed, and deliver the original Notice of Conversion by either overnight courier or 2-day courier to the office of the Corporation or of any transfer agent for the Series E Convertible Preferred Stock, together with payment by certified or bank check for $.45 per converted share; provided, however, that the Corporation shall not be obligated to issue certificates evidencing such Series E Convertible Preferred Stock unless either the certificates evidencing such Series E Convertible Preferred Stock are delivered to the Corporation or its transfer agent as provided for above or the Holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed.”

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Certificate of Correction

1. The name of the entity for which correction is being made:

LIVEDEAL, INC.

2. Description of the original document for which correction is being made:

AMENDED AND RESTATED ARTICLES OF INCORPORATION

3. Filing date of the original document for which correction is being made: AUGUST 10, 2007

4. Description of the inaccuracy or defect:

Section 3.4(a)(i) incorrectly states that there will be a “payment by the holder of $.045 per converted share.” and Section 3.4(a)(ii)(1) incorrectly states “payment by certified or bank check for $.045 per converted share;...” In both instances the correct number as listed in the Certificate of Designation filed with the Secretary of State on June 28, 2002 is $.45 per converted share.

5. Correction of the inaccuracy or defect.

See Exhibit A attached hereto for the correction of the inaccuracy or defect.

The payment price for each converted share is corrected from $.045 to $.45 wherever the error occurs in the affected document.

6. Signature:

/s/ Rajeev Seshadri	CFO	03-31-2009
Authorized Signature	Title*	Date

5

EXHIBIT A TO

CERTIFICATE OF CORRECTION OF

LIVEDEAL, INC.

AMENDED AND RESTATED ARTICLES OF INCORPORATION

FILED BY THE NEVADA SECRETARY OF STATE ON AUGUST 10, 2007

5. Correction of the inaccuracy or defect.

Section 3.4(a)(i) is amended in its entirety to read as follows:

“(i) Conversion. The record Holder of the Series E Convertible Preferred Stock shall be entitled, after two years from the initial issuance of the Series E Convertible Preferred Stock and from time to time thereafter, at the office of the Corporation or any transfer agent for the Series E Convertible Preferred Stock, to convert all or portions of the Series E Convertible Preferred Stock held by such Holder, on a one for one basis into shares of the Common Stock, together with payment by the holder of $.45 per converted share.”

The first sentence of Section 3.4(a)(ii)(1) is amended in its entirety to read as follows:

(1) In order to convert Series E Convertible Preferred Stock into full shares of Common Stock, the holder shall (i) transmit a facsimile copy of the fully executed notice of conversion in the form provided by the Corporation (“Notice of Conversion”) to the Corporation, which notice shall specify the number of shares of Series E Convertible Preferred Stock to be converted, prior to midnight, New York City time (the “Conversion Notice Deadline”), on the date of conversion specified on the Notice of Conversion, and (ii) promptly surrender the original certificate or certificates therefor, duly endorsed, and deliver the original Notice of Conversion by either overnight courier or 2-day courier to the office of the Corporation or of any transfer agent for the Series E Convertible Preferred Stock, together with payment by certified or bank check for $.45 per converted share; provided, however, that the Corporation shall not be obligated to issue certificates evidencing such Series E Convertible Preferred Stock unless either the certificates evidencing such Series E Convertible Preferred Stock are delivered to the Corporation or its transfer agent as provided for above or the Holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed.”

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